                                                                     EXHIBIT (h)


                                                      EXECUTION COPY


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                                _________ Shares
                      Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT

                                                               November __, 1999

SALOMON SMITH BARNEY INC.
A.G. EDWARDS & SONS, INC.
PAINE WEBBER INCORPORATED
As Representatives of the
several Underwriters listed in
Schedule I hereto

c/o SALOMON SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013


Ladies and Gentlemen:

                  Colonial New York Insured Municipal Fund, a Massachusetts business trust (the "Trust"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of _________ shares (the "Firm Shares") of its common shares of beneficial interest, no par value per share (the "Common Shares"). The Trust also proposes to grant to the Underwriters (as defined below), upon the terms and subject to the conditions set forth herein, an option to purchase up to _______ additional shares (the "Option Shares" and together with the Firm Shares, the "Shares") of its Common Shares. The Shares will be authorized by, and subject to the terms and conditions of, the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration"), in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this agreement. The Trust and its investment adviser, Colonial Management Associates, Inc. ("CMA" or the "Advisor"), wish to confirm as follows their agreement with Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Paine Webber Incorporated (the "Representatives"), as representatives of the several Underwriters listed in Schedule I hereto (the "Underwriters"), in connection with the purchase of the Shares by the Underwriters.

                  Collectively, the Management Agreement dated as of October 25, 1999 between the Trust and CMA (the "Management Agreement"), the Custodian Agreement, as amended through the date hereof, dated as of August 17, 1997 between the Trust and The Chase Manhattan Bank (the "Custodian

Agreement"), and the Stock Transfer Agent Agreement dated as of October 25, 1999 between the Trust and BankBoston, N.A. (the "Transfer Agency Agreement") are hereinafter referred to as the "Trust Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement."

                  1. Registration Statement and Prospectus. The Trust has prepared in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2, as amended (File Nos. 333-84991 and 811-09539), under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the 1933 Act and the 1940 Act. The Trust also has filed a notification of registration of the Trust as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Trust has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of amendment no. 2 to the registration statement with the Commission on September 27, 1999, and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Trust other than the Prospectus approved in writing by or directly or indirectly prepared by the Trust or the Advisor; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Trust or the Advisor. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information incorporated by reference therein.

                  The Trust has furnished you with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

                  2. Agreements to Sell and Purchase. (a) The Trust hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Trust and the Advisor herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees severally and not jointly to purchase from the Trust, at a purchase price of $15.00 per share, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto.

                  (b) The Trust also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Trust herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Trust, at the same purchase price per share as the Underwriters shall pay for the Firm Shares, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 45th day after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the American Stock Exchange is open for trading), up to an aggregate of _______ Option Shares. Option Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Trust the number of Option Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Option Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Shares.

                  (c) The Trust also agrees, subject to all the terms and conditions set forth herein, to sell to the Advisor, and, upon the basis of the representations, warranties and agreements of the Trust herein contained and subject to all the terms and conditions set forth herein, the Advisor shall have the right to purchase from the Trust, at the same purchase price per share as the Underwriters shall pay for the Option Shares, pursuant to an option (the "Advisor Option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 45th day after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the American Stock Exchange is open for trading), up to an aggregate of 1,000 shares of beneficial interest of the Trust (the "Advisor Shares").

                  3. Terms of Public Offering. The Trust and the Advisor have been advised by you that the Underwriters propose to make a public offering of their respective Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

                  4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date (as defined below)) shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, at 9:30 A.M., New York City time, on November [19], 1999 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Trust.

                  Delivery to the Underwriters of and payment for any Option Shares to be purchased by the Underwriters shall be made at the aforementioned office of Simpson Thacher & Bartlett at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Trust of the Underwriters' determination to purchase a number, specified in such notice, of Option Shares. The place of closing for any Option Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Trust.

                  The place and time for the closing of the Advisor Shares shall be as agreed upon by the Advisor and the Trust, except that the date of such closing for the Advisor Shares shall in no event be earlier than the Closing Date.

                  Certificates for the Firm Shares and for any Option Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Option Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, through the facilities of The Depository Trust Company, against payment of the purchase price therefor in immediately available funds.

                  5. Agreements of the Trust and the Advisor. The Trust and the Advisor, jointly and severally, agree with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Trust will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Trust will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Trust, the Advisor, any affiliate of the Trust or the Advisor or any representative or attorney of the Trust or the Advisor of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Trust (if such communication relating to the Trust is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Trust Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust or the Advisor or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Trust will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Trust will furnish to you, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Trust will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, or any sales material (as herein defined), of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the several Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Trust has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Trust consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Trust.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or any dealer, the Trust will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Trust consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Trust or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Trust will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof; provided that, if the supplement or amendment is required exclusively as a result of a misstatement in or omission from the information provided to the Trust in writing by the Underwriters expressly for use in the Prospectus, the Trust may deliver such supplement or amendment to the Underwriters and dealers at a reasonable charge not to exceed the actual cost thereof to the Trust. In the event that the Trust and you, as Representatives of the several Underwriters, agree that the Registration Statement or the Prospectus should be amended or supplemented, the Trust, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Trust will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Trust be obligated to qualify to do business or as a dealer in securities in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject nor will the Trust be obligated to execute a general consent to service of process.

                  (h) The Trust will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 15 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

                  (i) During the period of five years hereafter, the Trust will furnish to you (i) as soon as available, a copy of each report of the Trust mailed to shareholders or filed with the Commission or furnished to the American Stock Exchange (the "AMEX") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Trust as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 12 hereof or pursuant to the second paragraph of Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Trust or the Advisor to comply with the terms or fulfill any of the conditions of this Agreement, the Trust and the Advisor, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

                  (k) The Trust will apply the net proceeds from the sale of the Firm Shares, and of the Option Shares, if any, substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Trust as described in the Prospectus.

                  (l) The Trust will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

                  (m) Except as provided in this Agreement, the Trust will not sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or grant any options or warrants to purchase Common Shares, for a period of 180 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.; provided, however, that the Trust may issue and make open market purchases of Common Shares pursuant to any dividend reinvestment plan of the Trust in effect as of the Closing Date.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, and except for share repurchases, tender offers or purchases of Shares in the open market pursuant to the Trust's dividend reinvestment plan, neither the Trust nor the Advisor has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares or any other securities issued by the Trust to facilitate the sale or resale of the Shares.

                  (o) The Trust will use its best efforts to cause the Shares to be duly authorized for listing by the AMEX prior to the date the Shares are issued.

                  (p) The Trust will use its best efforts to comply with all requirements under the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company under Subchapter M of the Code.

                  (q) The Trust and the Advisor will each use its best efforts to perform all of the agreements required of it and discharge all conditions to closing as set forth in this Agreement.

                  6. Representations and Warranties of the Trust and the Advisor. The Trust and the Advisor, jointly and severally, represent and warrant to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations, as applicable, and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust in writing by or on behalf of any Underwriter expressly for use therein or (ii) with respect to the representations of the Trust, the description of the Advisor contained in the Prospectus under the heading "Management of the Fund."

                  (c) All the outstanding shares of beneficial interest of the Trust have been duly authorized and validly issued, are fully paid and, except as set forth in the Statement of Additional Information of the Trust under "Shareholder Liability," nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as set forth in the Statement of Additional Information of the Trust under "Shareholder Liability," nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Trust, and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capitalization of the Trust conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (d) Except for the Option Shares and the Advisor Shares and as otherwise described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of beneficial interest of the Trust or any security convertible into or exchangeable or exercisable for shares of beneficial interest of the Trust.

                  (e) The Trust is a business trust duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts with full business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust; and the Trust has no subsidiaries.

                  (f) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened, against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (g) The Trust is not in violation of the Declaration or its bylaws (the "Bylaws"), or other organizational documents of the Trust (together with the Declaration and the Bylaws, the "Organizational Documents") or of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Trust, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, except where such violation does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust.

                  (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Trust Agreements by the Trust, nor the consummation by the Trust of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Trust or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Trust is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (i) The accountants, PricewaterhouseCoopers LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Trust on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Trust.

                  (k) The execution and delivery of, and the performance by the Trust of its obligations under, this Agreement and the Trust Agreements have been duly and validly authorized by the Trust, and this Agreement and the Trust Agreements have been duly executed and delivered by the Trust and assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Trust, enforceable against the Trust in accordance with their terms (subject to the qualification that the enforceability of the Trust's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law), except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws.

                  (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Trust has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust, and there has not been any change in the capitalization, or material increase in the short-term debt or long-term debt, of the Trust, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

                  (m) The Trust has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the

Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (n) (i) The Trust has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except for any such permits the absence of which would not have a Material Adverse Effect and subject to such qualifications as may be set forth in the Prospectus;
(ii) the Trust has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Trust under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Trust, except where the failure of (i), (ii) or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Trust.

                  (o) The Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (p) To the Trust's knowledge, neither the Trust nor any employee or agent of the Trust has made any payment of funds of the Trust or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus, except for the issuance of up to 6,667 shares of beneficial interest of the Trust to the Advisor to comply with the net worth requirements of Section 14(a) of the 1940 Act.

                  (q) The Trust has filed all tax returns required to be filed, if any, which returns are complete and correct in all material respects, and the Trust is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (r) No holder of any security of the Trust has any right to require registration of any security of the Trust because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (s) The Trust, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (t) The conduct by the Trust of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

                  (u) The Trust is registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Trust has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification. The Trust is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Trust except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

                  (v) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Trust has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and the Trust is not aware of any such action taken or to be taken by any affiliates of the Trust.

                  (w) All advertising and other sales literature (including "prospectus wrappers") authorized in writing by or prepared by the Trust or the Advisor for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  The "broker kits" prepared by or approved by the Trust or the Advisor for distribution to and use internally by brokers and dealers participating in the offering of the Shares accurately and fairly presents the information contained therein in all material respects for purposes of such internal use and contains only information the substance of which is included in the Prospectus or the Statement of Additional Information of the Trust. Any road show slides and road show scripts prepared or approved in writing by the Trust or the Advisor for use in presentations to brokers and dealers participating in the offering of the Shares accurately and fairly present the information contained therein in all material respects for purposes of such use.

                  (x) Each of the Trust Agreements and the Trust's obligations under this Agreement and each of the Trust Agreements comply in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Trust is an "interested person" (as defined in the 1940 Act) of the Trust or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

                  (z) The Shares have been duly authorized for listing, subject to official notice of issuance, on the AMEX.

                  (aa) The Advisor has considered, and is taking actions to address, the possible adverse effects of the Year 2000 on the critical computer systems used by the Advisor and its affiliates on behalf of the Trust. Testing and remediation of those systems is complete and the Advisor has determined that recognition and execution of date-sensitive functions involving certain dates prior to and after December 31, 1999 (the "Year 2000 Problem") will not pose significant problems for the computer systems used by the Advisor on behalf of the Trust. The Advisor believes, after reasonable inquiry, that suppliers, vendors, or financial service organizations used in the operation of the Trust have remedied or will remedy the Year 2000 Problem and that those suppliers, vendors or financial service organizations believe that their modifications will be completed on a timely basis, except to the extent that a failure to remedy by any such supplier, vendor, or financial service organization would not have a material adverse effect on the operations of the Trust. The Trust is in compliance with the Commission's Release No. 33-7558 related to Year 2000 compliance, as amended to date.

                  7. Representations and Warranties of the Advisor. CMA represents and warrants to each Underwriter that:

                  (a) The Advisor is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Advisor or on the ability of the Advisor to perform its obligations under this Agreement and the Management Agreement.

                  (b) The Advisor is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Management Agreement for the Trust as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Advisor with the Commission.

                  (c) There are no legal or governmental proceedings pending or, to the knowledge of the Advisor, threatened against the Advisor, or to which the Advisor or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Advisor or on the ability of the Advisor to perform its obligations under this Agreement and the Management Agreement.

                  (d) Neither the execution, delivery or performance of this Agreement or the performance of the Management Agreement by the Advisor, nor the consummation by the Advisor of the transactions contemplated hereby or thereby
(A) requires the Advisor to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or by-laws, or other organizational documents, of the Advisor or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Advisor is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Advisor or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Advisor pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Advisor is subject. The Advisor is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (e) The execution and delivery of, and the performance by the Advisor of its obligations under, this Agreement and the Management Agreement have been duly and validly authorized by the Advisor, and this Agreement and the Management Agreement have been duly executed and delivered by the Advisor and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Advisor, enforceable against the Advisor in accordance with its terms (subject to the qualification that the enforceability of the Advisor's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law), except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (f) The description of the Advisor in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Advisor has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Advisor or the Trust and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Advisor, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Advisor to perform its obligations under this Agreement and the Management Agreement.

                  (h) (i) The Advisor has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment thereto); (ii) the Advisor has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Advisor under any such permit; and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Advisor, except where the failure of (i), (ii), or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Advisor.

                  (i) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Advisor has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and the Advisor is not aware of any such action taken or to be taken by any affiliates of the Advisor.

                  8. Indemnification and Contribution. (a) The Trust and the Advisor, jointly and severally, agree to indemnify and hold harmless you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Underwriter furnished in writing to the Trust by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus, Prospectus or Registration Statement (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus (or any amendment or supplement thereto) shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus (or any amendment or supplement thereto), provided that the Trust has delivered the Prospectus (or any amendment or supplement thereto) to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust or the Advisor may otherwise have.

                  (b) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party
(i) will not relieve it from any liability that it may have to any indemnified party under the foregoing provision of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party and (ii) will not, in any event, relieve such indemnifying party from any other obligation (other than pursuant to the foregoing provision of this Section 8) it may have under this Agreement. If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Trust or the Advisor, such Underwriter or such controlling person shall promptly notify the Trust or the Advisor, and the Trust or the Advisor shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust or the Advisor have agreed in writing to pay such fees and expenses, (ii) the Trust and the Advisor have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Trust or the Advisor and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or the Advisor by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust and the Advisor shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Trust and the Advisor shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives, and that all such fees and expenses shall be reimbursed as they are incurred. The Trust and the Advisor shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Trust and the Advisor agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Advisor, their trustees, directors, any officers who sign the Registration Statement, and any person who controls the Trust or the Advisor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Trust and the Advisor to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust or the Advisor, any of their trustees or directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Trust and the Advisor by paragraph (b) above (except that if the Trust or the Advisor shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Trust and the Advisor, their trustees and directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Advisor on the one hand

(treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Advisor on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Advisor on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Advisor on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Advisor on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission so to notify (i) will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d), unless such omission results in the forfeiture of substantive rights or defenses by the party or parties from whom contribution is being sought and (ii) will not, in any event, relieve the party or parties from whom contribution may be sought from any other obligation (other than pursuant to this Section 8(d)) it or they may have under this Agreement. Except for a settlement entered into pursuant to the last sentence of Section 8(b) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld).

                  (e) The Trust, the Advisor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which such total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 11 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Notwithstanding any other provisions in this Section 8, no party shall be entitled to the benefit of any provision under this Agreement which protects or purports to protect such person against any liability to the Trust or its security holders to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, or gross negligence, in the performance of such person's duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder.

                  (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Trust and the Advisor set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Advisor, their trustees, directors or officers, or any person controlling the Trust or the Advisor, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Trust, the Advisor, their trustees, directors or officers, or any person controlling the Trust or the Advisor, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

                  9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares and the Option Shares, as the case may be, hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Trust, the Advisor or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Trust or the Advisor not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Trust or the Advisor or any officer or director of the Trust or the Advisor which makes any statement made in the Prospectus untrue or which, in the opinion of the Trust and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Trust, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in form and substance satisfactory to you and to the effect that:

                           (i) The Trust has been duly organized and is validly
                  existing and in good standing as an unincorporated voluntary association (commonly known as a Massachusetts business trust) under the laws of the Commonwealth of Massachusetts and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to issue and sell the Shares as contemplated by this Agreement;

                           (ii) The Shares have been duly authorized and, when
                  issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and, except as set forth in the Statement of Additional Information under "Shareholder Liability," nonassessable and free of any preemptive or similar rights; the form of certificates evidencing the Shares complies with all requirements of Massachusetts law;

                           (iii) The Shares conform in all material respects
                  with the statements relating thereto contained in the Prospectus under the caption "Description of Shares"; and the Trust's authorized capitalization is as set forth in the Prospectus under the caption "Description of Shares";

                           (iv) The Registration Statement is effective under
                  the 1933 Act and the 1940 Act; the filing of the Prospectus pursuant to Rule 497(h) under the 1933 Act has been made within the time required by Rule 497(h); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission;

                           (v) The Trust is duly registered with the Commission
                  under the 1940 Act as a closed-end, non-diversified management investment company and, to such counsel's knowledge, no order of suspension or revocation of such registration pursuant to
                  Section 8(e) of the 1940 Act has been issued or proceedings therefor initiated or threatened by the Commission;

                           (vi) The 1940 Act Notification, the Registration
                  Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

                           (vii) The statements made in the Prospectus
                  (including the Statement of Additional Information) under the caption "Tax Matters", insofar as they constitute matters of law or legal conclusions, have been reviewed by such counsel and constitute accurate statements of any such matters of law or legal conclusions in all material respects, and fairly present the information called for with respect thereto by Form N-2 under the 1940 Act;

                           (viii) To such counsel's knowledge, there are no
                  legal or governmental proceedings pending or threatened against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required;

                           (ix) To the best of such counsel's knowledge after
                  reasonable inquiry, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the 1933 Act or the 1940 Act or by the rules and regulations thereunder which have not been so described or filed as an exhibit or incorporated therein by reference as permitted by the 1933 Act, the 1940 Act or the Rules and Regulations;

                           (x) Neither the issuance and sale of the Shares as
                  described in the Prospectus, the execution, delivery or performance of this Agreement, or any of the Trust Agreements by the Trust, nor the consummation by the Trust of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of or registration or filing by the Trust with the Commission, the NASD, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or made on or prior to the date hereof and such as may be required for compliance with state securities or Blue Sky laws) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Declaration of Trust, the By-Laws or other organizational documents of the Trust or (ii) (a) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound and that is identified, in an officer's certificate of the Trust, as material to the business, financial condition, operations, properties or prospects of the Trust (the "Agreements and Instruments"), (b) violates or will violate any statute, law or regulation (assuming compliance with state securities and Blue Sky laws), except that such counsel may state that they express no opinion as to the reasonableness or fairness of compensation paid under the Management Agreement, (c) violates or will violate any judgment, injunction, order or decree that is applicable to the Trust or any of its properties and that is known to such counsel or, or (d) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of the Agreements and Instruments;

                  (xi) The Trust has the power and authority to enter into this Agreement and each of the Trust Agreements, and this Agreement and each of the Trust Agreements have been duly authorized, executed and delivered by the Trust; assuming due authorization, execution and delivery by the other parties thereto, this Agreement and each of the Trust Agreements constitutes the valid and binding obligation of the Trust enforceable in accordance with its terms (except as rights to indemnity and contribution in each such agreement may be limited by Federal or state securities laws and except that such counsel may state that they express no opinion as to the reasonableness or fairness of compensation paid under the Management Agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law);

                           (xii) The Trust Agreements comply in all material
                  respects with all applicable provisions of the 1933 Act, the Advisers Act, the 1940 Act, the 1933 Act Rules and Regulations, the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

                           (xiii) The provisions of the Declaration of Trust, as
                  amended, and By-Laws of the Trust and the investment policies and restrictions described in the Prospectus (including the Statement of Additional Information) under the captions "Investment Objectives and Policies" and "Miscellaneous Investment Practices" comply with the requirements of the 1940 Act and the Rules and Regulations; and

                           (xiv) The Shares have been duly authorized for
                  listing, subject to official notice of issuance, on the AMEX.

                  Such counsel may also state, in substantially the same form, that:

                  They have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except for the statements referred to in paragraphs (iii) and (vii) above and the information referred to in paragraph (xiii) above, they are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Trust of the Registration Statement and the Prospectus, they have participated in discussions with the Representatives and employees and officers of the Trust and the Advisor and in discussions with the Trust's independent accountants, in which the business and the affairs of the Trust and the Advisor and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that they have gained in the course of their representation of the Trust in connection with its preparation of the Registration Statement and the Prospectus and their participation in the discussions referred to above, no facts have come to their attention that would lead them to believe that as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the Closing Date the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which they need express no opinion).

                  (d) You shall have received on the Closing Date an opinion of the General Counsel, counsel for the Advisor, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in form and substance satisfactory to you and to the effect that:

                           (i) The Advisor is a corporation duly incorporated
                  and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                           (ii) The Advisor is duly registered with the
                  Commission as an investment adviser under the Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the 1940 Act, the Advisers Act or the rules and regulations thereunder from acting as the investment advisor to the Trust pursuant to the Management Agreement as described in the Prospectus;

                           (iii) To the best of such counsel's knowledge after
                  reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Advisor, or to which the Advisor or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required;

                           (iv) To the best of such counsel's knowledge after
                  reasonable inquiry, the Adviser is not in violation of the Articles or By-Laws, nor is the Advisor in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body;

                           (v) Neither the execution, delivery or performance of
                  the Underwriting Agreement, nor the consummation by the Advisor of the transactions contemplated hereby or thereby,
                  (i) requires any consent, approval, authorization or other order of or registration or filing by the Advisor with, the Commission, the NASD, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or made on or prior to the date hereof and such as may be required for compliance with state securities or Blue Sky laws) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Articles, the By-Laws or other organizational documents of the Advisor or (ii) (a) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Advisor is a party or by which it or any of its properties may be bound (the "Agreements and Instruments"), (b) violates or will violate any statute, law or regulation (assuming compliance with state securities and Blue Sky laws), (c) violates or will violate any judgment, injunction, order or decree that is applicable to the Advisor or any of its properties and that is known to me or (d) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Advisor pursuant to the terms of the Agreements and Instruments;

                           (vi) The Adviser has the corporate power and
                  authority to enter into this Agreement and the Management Agreement, and this Agreement and the Management Agreement have been duly authorized, executed and delivered by the Advisor; assuming due authorization, execution and delivery by the other parties thereto, the Underwriting Agreement and the Management Agreement each constitutes the valid and binding obligation of the Advisor enforceable in accordance with its terms (except as rights to indemnity and contribution in this Agreement and the Management Agreement may be limited by Federal or state securities laws), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and

                           (vii) The description of the Advisor (other than
                  statements as to the Advisor's investment decisions, beliefs and strategies regarding the Trust's portfolio as to which such counsel need express no opinion) in the Registration Statement and the Prospectus (including the Statement of Additional Information) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Such counsel may also state, in substantially the same form, that:

                  She has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except for the information referred to in paragraph (vii) above, she is not passing upon and does not assume any responsibility therefor.

                  (e) You shall have received on the Closing Date an opinion of Brown & Wood LLP, special New York counsel for the Trust, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in form and substance satisfactory to you and to the effect that:

                           (i) The statements in the Prospectus (including the
                  Statement of Additional Information) under the captions "Tax Matters" and "Additional New York Tax Considerations," insofar as they refer to statements of New York law or legal conclusions involving matters of New York laws, have been reviewed by us and are correct in all material respects; and

                           (ii) Such counsel shall also state that they have
                  participated in the preparation of the statements set forth in the Registration Statement under the captions "Additional Risk Considerations -- Certain Risks Associated with Investments in New York Municipal Obligations" and "Appendix B -- Special Considerations Relating to New York," the statements set forth in the Prospectus under the caption "Additional Risk Considerations -- Certain Risks Associated with Investments in New York Municipal Obligations," and the statements set forth in the Statement of Additional Information under the caption "Appendix B -- Special Considerations Relating to New York," and that based upon the foregoing, no facts have come to their attention which cause them to believe that the statements contained in the Registration Statement under such captions (except as to any financial statements or other financial data included in the Registration Statement, as to which they express no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the statements contained in the Prospectus and Statement of Additional Information under such captions (except as to any financial statements or other financial data included in the Prospectus or any such amendment or supplement, as to which they express no belief), as of its issue date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (f) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, with respect to such matters as you may reasonably request.

                  (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by the Representatives.

                  (h) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Trust, the Advisor or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Trust, the Advisor or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriters; (ii) there shall not have been any change in the capitalization of the Trust nor any material increase in the short-term or long-term debt of the Trust (other than in the ordinary course of business) from that set forth or contemplated in this Agreement, the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement to either of them), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust or the Advisor; (iv) the Trust shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Trust, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Trust and the Advisor contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate of the Trust and the Advisor, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Trust and the Advisor (or such other officers as are acceptable to you), to the effect set forth in this Section 9(h) and in Section 9(i) hereof.

                  (i) Neither the Trust nor the Advisor shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) The Shares have been duly authorized for listing, subject to official notice of issuance, on the AMEX.

                  (k) The Trust and the Advisor shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Trust or the Advisor and delivered to you, or to your counsel, shall be deemed a representation and warranty by the Trust or the Advisor, as applicable, to each Underwriter as to the statements made therein.

                  10. Expenses. The Trust agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the reproduction and delivery of this Agreement, any dealer agreements and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the 1934 Act and the listing of the Shares on the AMEX; (vi) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD; (viii) the transportation and other expenses incurred by or on behalf of Trust representatives in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Trust. The Advisor and not the Trust agrees to pay an amount not greater than $75,000 in reimbursement of certain expenses of the Underwriter in connection with this Agreement.

                  11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Trust, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Trust.

                  If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Trust for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Trust are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Trust. In any such case which does not result in termination of this Agreement, either you or the Trust shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Trust, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

                  Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                  12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Trust or the Advisor, by notice to the Trust or the Advisor, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Trust by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  13. Information Furnished by the Underwriters. The statements set forth in the last sentence of the last paragraph of the front cover page in the Prospectus, as well as, under the caption "Underwriting" in the Prospectus, the names of the underwriters and numbers of Shares listed opposite such names in the first paragraph, the last sentence of the second paragraph, the second sentence of the ninth paragraph and the first sentence of the eleventh paragraph constitute the only information relating to any Underwriter furnished to the Fund in writing by or on behalf of the Underwriters through you as such information is referred to herein, expressly for use in the Prospectus.

                  14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Trust or the Advisor, at the office of the Trust at One Financial Center, Boston, MA 02111, Attention:
Secretary; or (ii) if to you, as Representatives of the several Underwriters, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013,
Attention: Manager, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Trust, the Advisor, their directors and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

                  15. Notice. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                  16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.


                                  [End of text]

         Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Advisor and the several Underwriters.


                                            Very truly yours,

                                            COLONIAL NEW YORK INSURED
                                              MUNICIPAL FUND


                                            By: _____________________________


                                            COLONIAL MANAGEMENT ASSOCIATES, INC.


                                            By: _____________________________



Confirmed as of the date first above mentioned on behalf of themselves and the other several Underwriters named in Schedule I hereto.

SALOMON SMITH BARNEY INC.
A.G. EDWARDS & SONS, INC.
PAINE WEBBER INCORPORATED

As Representatives of the Several Underwriters

By:      SALOMON SMITH BARNEY INC.

By: _______________________________
    Managing Director

                                   SCHEDULE I


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND


                                                                    Number of
                           Underwriter                             Firm Shares
                           -----------                             -----------
Salomon Smith Barney Inc.......................................

A.G. Edwards & Sons, Inc.......................................

Paine Webber Incorporated......................................

[Others].......................................................

Total..........................................................
                                                                   ===========